UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

MEDLEY MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, New York 10017
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Medley Management Inc. (the “Company”) held on such date, the Company’s stockholders approved an amendment to the Company’s 2014 Omnibus Incentive Plan (as so amended, the “Incentive Plan”) to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000. The description of the Incentive Plan set forth in Proposal No. 6 as contained in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2020 (the “Proxy Statement”) is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The description of the Incentive Plan (including the amendment thereto as approved by the Company’s stockholders at the Annual Meeting) is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached to the Proxy Statement as Annex C and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting held on October 22, 2020, the Company’s stockholders approved a proposal granting discretionary authority to Company’s Board of Directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock within a range of 1-for-5 to 1-for-10 to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than December 26, 2020.

Following the Annual Meeting, on October 22, 2020, the Board determined that it is in the best interests of the Company and its stockholders to implement a reverse stock split of the Company’s common stock at a ratio of one-for-ten (the “Reverse Stock Split”). Accordingly, on October 22, 2020, the Company filed a Certificate of Amendment (the “Reverse Stock Split Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split.

Pursuant to the Certificate of Amendment, effective as of 5:00 p.m., Eastern Time, on Friday, October 30, 2020 (the “Effective Time”), each ten (10) shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), issued and outstanding, immediately prior to the Effective Time, will automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Class A Common Stock. The shares of Class B Common Stock, par value $0.01 per share, will also be adjusted simultaneously in the same manner in the Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split.  Instead, any stockholder who would have been entitled to receive a fractional share of Class A Common Stock as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares (without interest and subject to backup withholding and applicable withholding taxes).

The Class A Common Stock will begin trading on a split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the market open on Monday, November 2, 2020.  The Class A Common Stock will have a new CUSIP number, 58503T205, although the trading symbol for the Class A Common Stock will remain “MDLY”.

As previously disclosed, the Reverse Stock Split is intended to bring the Company into compliance with the $1.00 minimum average closing share price requirement (the “Minimum Share Price Requirement”) for continued listing on the NYSE. The Company will regain compliance with the Minimum Share Price Requirement if the price per share of the Class A Common Stock promptly exceeds $1.00 per share and remains above that level for at least the following 30 trading days.

On October 22, 2020, the Company also filed another Certificate of Amendment (the “Authorized Share Reduction Certificate of Amendment”) with the Secretary of State of the State of Delaware to implement the amendment to the Certificate of Incorporation approved by the stockholders at the Annual Meeting to decrease the number of authorized shares of all classes of the Company’s common stock and preferred stock (the “Authorized Share Reduction”). The Authorized Share Reduction will become effective simultaneously with the Reverse Stock Split at the Effective Time, and implements a reduction in the number of authorized shares of Class A Common Stock from 3,000,000,000 shares to 5,000,000 shares, a reduction in the number of authorized shares of Class B Common Stock from 1,000,000 shares to 1,000 shares, and a reduction in the number of authorized preferred shares from 300,000,000 shares to 1,000,000 shares.

The foregoing descriptions of the Reverse Stock Split Certificate of Amendment and the Authorized Share Reduction Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Reverse Stock Split Certificate of Amendment and the Authorized Share Reduction Certificate of Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated into this Item 5.03 of this Current Report on Form 8-K by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Company’s Proxy Statement. Set forth below are the final voting results for the matters submitted to a vote of stockholders:

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Brook Taube	264,813,811	230,297	2,888,228
Seth Taube	264,812,738	231,370	2,888,228
John Dyett	264,857,106	187,002	2,888,228
James G. Eaton	264,859,663	184,445	2,888,228
Guy T. Rounsaville, Jr.	264,828,163	215,945	2,888,228

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
267,637,570	242,699	52,067	—

Proposal No. 3 - Approval of Discretionary Authority to Implement Reverse Stock Split

The Company’s stockholders approved the grant of discretionary authority to the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock within a range of 1-for-5 to 1-for-10 to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than December 26, 2020:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
267,196,864	536,615	198,857	—

Proposal No. 4 - Approval of Authorized Share Reduction Amendment

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of all classes of the Company’s common stock and preferred stock as described in the Proxy Statement:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
264,997,117	93,945	41,091	2,800,183

Proposal No. 5 - Advisory Approval of Executive Compensation

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
264,808,445	191,910	43,754	2,888,227

Proposal No. 6 - Approval of Amendment to the 2014 Omnibus Incentive Plan
The Company’s stockholders approved an amendment to the Company’s 2014 Omnibus Incentive Plan to increase the number of awards available for issuance thereunder by 10,000,000 to 19,000,000:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
264,719,861	300,642	23,605	2,888,228

Proposal No. 7 - Advisory Say-on-Frequency Vote

In voting on an advisory (non-binding) basis on the frequency of future advisory votes on executive compensation, the option of every “1 year” received the most votes from the Company’s stockholders:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
264,939,135	17,604	35,676	51,693	2,888,228

The Company intends to hold the advisory vote on executive compensation on an annual basis.

Item 7.01. Regulation FD Disclosure.

On October 22, 2020, the Company issued a press release announcing implementation of the Reverse Stock Split. A copy of the press release is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation implementing the Reverse Stock Split, to be effective as of 5:00 p.m., Eastern Time, on October 30, 2020.

3.2
Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation implementing the Authorized Share Reduction, to be effective as of 5:00 p.m., Eastern Time, on October 30, 2020.

99.1	Press Release dated October 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: October 22, 2020